Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in the Registration Statements on Form F-3 (File No. 333-276209) and Form S-8 (No. 333-261422) of GreenPower Motor Company Inc. ("the Company") of our report dated July 30, 2025, relating to the consolidated financial statements of the Company appearing in this Annual Report on Form 20-F. Our report contains an explanatory paragraph regarding the Company's ability to continue as a going concern.

/s/ BDO Canada LLP

Vancouver, Canada

August 17, 2026